Financial Income, Net	6 Months Ended
Jun. 30, 2022
Finance Income Net [Abstract]
Financial Income, Net
NOTE 10 - FINANCIAL INCOME, NET:

	Six months ended June 30		Three months ended June 30
	2022	2021	2022	2021

	U.S. dollars in thousands
Foreign currency exchange differences	(3,865)	239	(3,554)	474
Interest income on short-term deposits	404	112	199	37
Other	(214)	(15)	(205)	(8)

Total financial income (expenses), net	(3,675)	336	(3,560)	503